UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2021 (June 14, 2021)

CRACKER BARREL OLD COUNTRY STORE, INC.

(Exact name of registrant as specified in its charter)

Tennessee	001-25225	62-0812904
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

(Address of Principal Executive Offices) (Zip code)

(615) 444-5533

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.01) Rights to Purchase Series A Junior Participating Preferred Stock (Par Value $0.01)	CBRL	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Convertible Senior Notes Offering

On June 14, 2021, Cracker Barrel Old Country Store, Inc. (the “Company”) issued a press release announcing the offering of $275 million aggregate principal amount of convertible senior notes due 2026 (the “Notes”). The Company also expects to grant the initial purchasers of the Notes the right to purchase up to an additional $25 million aggregate principal amount of the Notes during the 13-day period beginning on, and including, the first date on which the Notes are issued. The offering of the Notes is subject to market and other conditions. The Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act or any applicable state securities laws. The Notes will be offered only to persons reasonably believed to be qualified institutional buyers under Rule 144A under the Securities Act.

In connection with the pricing of the Notes, the Company expects to enter into privately negotiated convertible note hedge transactions with one or more of the initial purchasers of the Notes or their respective affiliates and/or other financial institutions (the “hedge counterparties”). These transactions will cover, subject to anti-dilution adjustments substantially similar to those applicable to the Notes, the aggregate number of shares of the Company’s common stock that will initially underlie the notes, and are expected generally to reduce or offset the potential dilution to the Company’s s common stock, and/or offset any cash payments in excess of the principal amount due, as the case may be, upon conversion of the notes. The Company also expects to enter into separate, privately-negotiated warrant transactions with the hedge counterparties relating to the same number of shares of the Company’s common stock, subject to customary anti-dilution adjustments, pursuant to which the Company will sell warrants to the hedge counterparties.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This current report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any security.

Amendment to Credit Agreement

Effective and contingent upon the pricing of the Notes and concurrently with the entry into the purchase agreement for the Notes and the related convertible note hedge and warrant transactions described above, the Company will enter into a Sixth Amendment (the “Sixth Amendment”) to the Credit Agreement dated as of September 5, 2018 (the “Credit Agreement”), by and among the Company, the subsidiary guarantors named therein, the several banks and other financial institutions and lenders from time to time party thereto and Bank of America, N.A., as administrative agent and collateral agent, to permit the issuance of the notes, the convertible note hedge transactions and the warrant transactions (which will be subject to pro forma compliance with financial covenants and no event of default).

Effective and contingent upon the pricing of the Notes and concurrently with the entry into the purchase agreement for the Notes and the related convertible note hedge and warrant transactions described above, the Sixth Amendment will:

•	confirm that the issuance, conversion, exchange and settlement of the Notes and the concurrent convertible note hedge and warrant transactions will not constitute a prohibited asset disposition, investment, restricted payment or debt repayment, provided that (i) payments in excess of the original principal (or notional) amount of the Notes and (ii) any payments of cash in settlement of the warrant transaction (to the extent settlement of the Notes is permitted by issuance of shares of the Company’s common stock) will require pro forma compliance with financial covenants after giving effect to such payment;

•	provide that the dividend payment made in September 2020 does not constitute usage of the basket for dividends and repurchases made in the fiscal year ending July 30, 2021;

•	terminate the existing waivers for the financial covenants;

•	terminate the related limitations under the Credit Agreement on of the use of the accordion, permitted acquisitions, certain investments, certain restricted payments and capital expenditures;

•	terminate the minimum liquidity requirement; and

•	reinstate the testing of the financial covenants under the Credit Agreement.

Share Repurchase

Concurrently with the pricing of the Notes and contingent upon the effectiveness of the Sixth Amendment, the Board of Directors of the Company authorized the Company to repurchase up to $35 million of the Company’s common stock in privately negotiated transactions effected through one of the initial purchasers of the Notes or its affiliates, as the Company’s agent. Such authorization will be ineffective if the pricing of the Notes or the effectiveness of the Sixth Amendment does not occur, and will expire on June 25, 2021. The concurrent repurchases of shares of the Company’s common stock described above may result in the Company’s common stock trading at prices that are higher than would be the case in the absence of these repurchases, which may result in a higher initial conversion price of the Notes.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements (as defined within the meaning of the Private Securities Litigation Reform Act of 1995), including, but not limited to, statements concerning the intention of the Company to offer the Notes, the Company’s expectation of the aggregate principal amount of the Notes to be sold, the Company’s intended use of proceeds from the offering of the Notes, the issuance of the Notes by the Company, the Company’s entry into the convertible note hedge and warrant transactions, the effectiveness of the Sixth Amendment, the Company’s share repurchase activities and any other business or operational matters. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. Important factors that could cause actual results to differ are described in the filings made from time to time by the Company with the U.S. Securities and Exchange Commission (“SEC”) and include the risk factors described in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2020, the Company’s Quarterly Report on Form 10-Q for the quarter ended April 30, 2021 and other reports filed with the SEC. The Company undertakes no obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events, except as required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

99.1	Press release issued by Cracker Barrel Old Country Store, Inc. on June 14, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2021	CRACKER BARREL OLD COUNTRY STORE, INC.

	By:	/s/ Richard M. Wolfson
	Name:	Richard M. Wolfson
	Title:	Senior Vice President, General Counsel & Corp. Secretary